UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Zweig Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The Zweig Fund, Inc.
The Zweig Total Return Fund, Inc.
101 Munson Street, Greenfield, MA 01301-9683

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

JUNE 10, 2016
TO THE SHAREHOLDERS:
This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc. (“ZF”) and The Zweig Total Return Fund, Inc. (“ZTR”) (collectively, the “Funds” and each a “Fund”), each a Maryland corporation, for use at the Joint Annual Meeting of Shareholders to be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, 2nd Floor, Hartford, Connecticut 06103, on Friday, June 10, 2016 at 10:00 A.M. Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”), for the following purposes:
1.
  ELECT DIRECTORS:
•
  With respect to both ZF and ZTR, to elect two Directors to serve until the Annual Meeting of Shareholders in 2019, or until their successors are duly elected and qualified ("Proposal 1").
2.
  OTHER BUSINESS:
•
  In the discretion of the proxies with respect to such other business as may properly come before the Meeting.
THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE BOARD’S NOMINEES IDENTIFIED IN PROPOSAL 1.
The close of business on April 18, 2016 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The enclosed Proxy is being solicited on behalf of the Board of the Fund named therein.

Hartford, Connecticut April 28, 2016	By Order of the Boards of Directors of The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.,

GEORGE R. AYLWARD, Chairman of the Board and President

IMPORTANT:
Shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting and elect to vote in person.

The Zweig Fund, Inc.
The Zweig Total Return Fund, Inc.
101 Munson Street, Greenfield, MA 01301-9683
PROXY STATEMENT
JOINT ANNUAL MEETING OF SHAREHOLDERS
JUNE 10, 2016

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (each a “Board”) of The Zweig Fund, Inc. ("ZF") and The Zweig Total Return Fund, Inc. (“ZTR”), each a Maryland corporation, for use at the Joint Annual Meeting of Shareholders to be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, 2nd Floor, Hartford, Connecticut 06103, on Friday, June 10, 2016 at 10:00 A.M. Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting dated April 28, 2016.
The Meeting is scheduled as a joint meeting of the respective shareholders of ZF and ZTR (collectively, the “Funds” and each a “Fund”) because the shareholders of both Funds are expected to consider and vote on similar proposals.  Each Board has determined that the use of a combined proxy statement for the Meeting is in the best interest of the shareholders of both Funds.  In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund’s meeting to immediately after the other Fund's meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.  Shareholders of each Fund will vote separately on the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.
If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares represented will be voted in accordance with the instructions marked by the shareholder. Except for broker non-votes (as discussed below under the caption, "Additional Information - Quorum and Vote Required"), executed proxies that are unmarked will be voted “FOR” the Board’s nominees and “AGAINST” any shareholder proposal for which no instruction is given. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the respective Fund prior to the Meeting, or by returning a subsequently dated proxy prior to the Meeting.
Shareholders may vote their shares by telephone or by Internet by following the instructions on the proxy card accompanying this Combined Proxy Statement. The Internet procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. To vote by Internet or by telephone, shareholders can access the website or call the toll-free number listed on the proxy card. To vote by telephone or by Internet, shareholders will need to input a control number, which appears on the proxy card.
The Board of each Fund has fixed the close of business on April 18, 2016 as the record date for the determination of shareholders of that Fund entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying form of proxy are being first sent to shareholders on or about April 28, 2016. In accordance with the rules of the Securities and Exchange Commission (“SEC”), we are advising our shareholders of the availability on the Internet of our proxy materials related to the Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Friday, June 10, 2016, at 10:00 A.M. Eastern Time, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, 2nd Floor, Hartford, Connecticut 06103. The Notice of Annual Meeting of Shareholders, Proxy Statement, form of proxy card and annual report to shareholders are available at www.edocumentview.com/zweig.
As of the record date, 20,078,593 shares of ZF’s common stock were outstanding, and 31,792,834 shares of ZTR’s common stock were outstanding.
The annual report of each Fund for the year ended December 31, 2015, including financial statements, has been mailed to shareholders, and each Fund will furnish, without charge, a copy of the Fund’s 2014 Annual Report to any shareholder who requests it by contacting Shareholder Services, 101 Munson Street, Greenfield, MA 01301-9683; Toll-free telephone number 1-800-272-2700; or by E-Mail: Zweig@Virtus.com.

PROPOSAL 1
ELECTION OF DIRECTORS
The Boards of ZF and ZTR are divided into three classes, with the term of office of one class expiring each year. At the forthcoming Meeting, shareholders are being asked to elect two Directors to serve a three-year term until the Annual Meeting of Shareholders in 2019, or until their successors are duly elected and qualified. Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted FOR the election of the nominees named below, who have indicated their intention to serve if elected. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as Directors as the holders of the proxies may, in their discretion, determine.
Each Fund’s Board has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund’s Board for election as Directors at the next annual meeting and recommends to the Board candidates for election by the Board to fill any vacancies in the Board, including those resulting from an increase in the number of Directors. Each Fund’s Nominating Committee consists of the five current Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Directors”).
Based on the recommendations made by each Fund's Nominating Committee at its meeting held on March 3, 2016, the Boards of ZF and ZTR have nominated William H. Wright II and George R. Aylward for election, to serve until the Annual Meeting of Shareholders in 2019, or until their successors are duly elected and qualified. Messrs. Wright and Aylward are presently Directors of ZF and ZTR and were last elected by shareholders in 2013 to serve until this Meeting. Messrs. Wright and Aylward have consented to be named in this Combined Proxy Statement and to serve as Directors of the Funds if elected.

Background and additional information with respect to the Nominees, other current Directors and Non-Director Officers of the Funds follows.
Unless otherwise noted, the mailing address of each individual is 101 Munson Street, Greenfield, MA 01301-9683.
Information About the Nominees and Continuing Directors

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Independent Directors and Nominees
R. Keith Walton YOB: 1964	Lead Independent Director and Member of Audit and Nominating Committees	Term: Until 2017; Served since: 2004	Vice President, Strategy, Arizona State University (2013-Present); Vice President, Global Government & Affairs, Alcoa (2011- 2013); Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007-2009)	2	Director, Blue Crest Capital Management, LLC Funds (since 2006)

Brian T. Zino YOB: 1952	Director, Chairman of Audit Committee and Member of Nominating Committee	Term: Until 2017: Served since: 2014	President (1994-2008), J. & W Seligman Co. Incorporated (1982-2008)	2	Trustee (since 2011), Bentley University; Director (1998-2009), ICI Mutual Insurance Company

James B. Rogers, Jr., YOB: 1942	Director, Member of Audit Committee, and Chairman of the Nominating Committee	Term: Until 2018; Served since: 1986 (ZF) and 1988 (ZTR)	Private investor (since 1980)	2
Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director Spanish Mountain Gold Limited (since 2014) Director, Geo Energy Resources, Limited (since 2012); Director, FAB Universal Corp. (2013-2014; Director, Genagro Services, Ltd. (since 2011); Chairman, Beeland Interests (Media and Investments) (since 1980)

Christopher Ruddy YOB: 1965	Director, Member of Audit Committee, and Chairman of the Nominating Committee	Term: Until 2018; Served since 2015	CEO and Director, NewsMax Media, Inc. (1998- Present)	2	Director, Financial Publishers Association (since 2005); Trustee, American Swiss Foundation (2007-2012)

William H. Wright II YOB: 1960	Nominee for Director	Term: Nominee to Serve Until 2019; Served since: 2013	Managing Director, Morgan Stanley (1982-2010)	2	None

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex * Overseen by Director	Other Directorships Held by Director
Interested Director
George R. Aylward** 100 Pearl Street, Hartford, CT 06103 YOB: 1964	Nominee for Director	Term: Nominee to Serve Until 2019; Served since: 2006	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005)	64	Trustee, Various Virtus-affiliated Mutual and Closed-End Funds

*
  The term “Fund Complex” means two or more registered investment companies that: (a) hold themselves out to investors as related companies for purposes of investment and investor services; or (b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
**
  Mr. Aylward is considered an “interested person,” as that term is defined in the 1940 Act, of each Fund.
Director and Director Nominee Qualifications
Each Board has determined that each continuing Director and Director Nominee should serve as a Director of each Fund based on several factors (none of which alone is decisive). Among the factors the Boards considered when concluding that an individual should serve as a Director were the following: (i) personal and professional background, (ii) educational background, (iii) financial expertise, (iv) ability, judgment, attributes and expertise, and (v) availability and commitment to attend meetings and perform the responsibilities of a Director. In respect of each Director and Director Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Director of the Funds.
The following is a summary of each continuing Director and Director Nominee's experience, qualifications, attributes or skills (in addition to business experience during the past five years as set forth in the table above) that contributed to each Board's conclusion that each individual should serve on the Boards. References to the experience, qualifications, attributes or skills of each continuing Director and Director Nominee do not constitute the holding out of any continuing Director or Director Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
George R. Aylward. (Nominee) In addition to his positions with the Funds, Mr. Aylward is a Director and the president and chief executive officer of Virtus, the ultimate parent company of Zweig Advisers LLC (the “Adviser”). He also holds various executive positions with the Adviser, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the responsibility for various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of other closed-end funds managed by the affiliates of the Adviser.
James B. Rogers, Jr.  Mr. Rogers brings significant financial and economic experience to each Board, and provides innovative business insight to assist each Board and its committees.
Christopher Ruddy.  Mr. Ruddy's entrepreneurial experience as the founder and chief executive officer of a news media organization brings both managerial skills and valuable insight to each Board and its committees.
R. Keith Walton.  Mr. Walton’s business and legal background, and his extensive service with other Boards, provide valuable insight to each Board and its committees regarding corporate governance and best practices.
William H. Wright II. (Nominee) Mr. Wright’s years of service as a director of various organizations, his extensive financial experience and training and managerial skills bring valuable skills and knowledge of best practices to each Board and its committees.
Brian T. Zino.  Mr. Zino's extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to each Board and its committees.
EACH FUND'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE.

Compensation of Directors and Officers
Set forth below is a summary of the compensation paid by ZF and ZTR to continuing Directors for the year ended December 31, 2015. The Funds do not pay any pension or retirement benefits to Directors.
COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Directors

James B. Rogers – Director	ZF-$43,000 ZTR-$43,000	$0	$0	$86,000

Christopher Ruddy-	ZF-$21,099	$0	$0	$42,198
Director*	ZTR-$21,099
R. Keith Walton – Director	ZF-$58,000 ZTR-$58,000	$0	$0	$116,000

William H. Wright II – Director	ZF-$38,000 ZTR-$38,000	$0	$0	$76,000

Brian T. Zino – Director	ZF-$48,000 ZTR-$48,000	$0	$0	$96,000

George R. Aylward – Interested Director and President	ZF-$0 ZTR-$0	$0	$0	$0

*
  Mr. Ruddy was elected by each Fund's shareholders as a Director of each Fund on June 11, 2015. Thus, his compensation reflects service for less than a full year.

Director Ownership of Securities
Set forth in the table below is the dollar range of equity securities (in the format specified by the SEC) of the Funds owned by each continuing Director or Nominee as of April 18, 2016 (based on the market value on such date).

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Fund Ownership in all Funds Overseen by Director in the Family of Registered Investment Companies**

James B. Rogers, Jr.	ZF-$50,001-$100,000 ZTR-$10,001-$50,000	$50,001-$100,000

Christopher Ruddy	ZF-$10,001-$50,000 ZTR-$10,001-$50,000	$10,001-$50,000

R. Keith Walton	ZF-$10,001-$50,000 ZTR-$10,001-$50,000	$50,001-$100,000

George R. Aylward	ZF-$10,001-$50,000 ZTR-$10,001-$50,000	Over $100,000

William H. Wright	ZF-$1-$10,000 ZTR-$1-$10,000	$1-$10,000

Brian T. Zino	ZF-$10,001-$50,000 ZTR-$10,001-$50,000	$50,001-$100,000

*
  The information as to beneficial ownership is based on statements furnished to each Fund by its continuing Directors. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him.
**
  The term, "Family of Registered Investment Companies", means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.
As of April 18, 2016, the continuing Directors and Officers of the Funds, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.
Committees of the Boards
Audit Committee
Each Fund's Board has appointed a standing Audit Committee and adopted a written charter for the Audit Committee. Each Fund's Audit Committee Charter is available on the Adviser's website:
ZF Audit Committee Charter:
http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/ZF/Governance/ZF_Audit_Committee_Charter.pdf
ZTR Audit Committee Charter:
http://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/ZTR/Governance/ZTR_Audit_Committee_Charter.pdf
Messrs. Rogers, Ruddy, Walton, Wright and Zino, each of whom is an Independent Director under the 1940 Act and New York Stock Exchange ("NYSE") regulations, currently serve as members of each Fund's Audit Committee. Mr. Zino is the Chair of the Audit Committees.
The purposes of each Board's Audit Committee are set forth in the Audit Committee Charter. In brief, the role of each Board's Audit Committee is to assist the Board in its oversight of the respective Fund's financial reporting process, including internal controls and the performance of the independent registered public accounting firm. As set forth in the Charter of each Board's Audit Committee, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that each Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which duties are the responsibility of the Adviser and each Fund's independent registered public accounting firm. The independent registered public accounting firm for each Fund is responsible for auditing that Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.
In the performance of its oversight function, each Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. Each Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Public Accounting Oversight Board Auditing Standards No. 16, "Communications With Audit Committees," as currently in effect. Each Audit Committee also has considered whether the provision by the Fund's independent registered public accounting firm of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent registered public accounting firm's independence.  Finally, each Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independence of that independent registered public accounting firm.
The members of each Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence.  The Board of each Fund has determined that Brian T. Zino is an "audit committee financial expert," as defined under SEC Regulation S-K, Item 407(d)(5). The SEC has stated that the designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Fund's audit committee and board of directors in the absence of such designation or identification. Each Audit Committee is in compliance with the NYSE requirements applicable to closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. Members of each Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, each Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent."
Nominating Committee
Each Fund’s Board has adopted a written charter for its Nominating Committee. Each Fund’s Nominating Committee Charter is available on the Adviser’s website at https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/Nominating_Committee_Charter.pdf.
Messrs. Rogers, Ruddy, Walton, Wright and Zino, each of whom is an Independent Director, currently serve as members of each Fund's Nominating Committee. Each Nominating Committee considers candidates for election to fill vacancies on the respective Fund’s Board.
Among other responsibilities, the purpose of the Nominating Committees is to identify individuals qualified to become Board members and to recommend that the Board select particular director nominees. The Nominating Committees will consider nominees recommended by a shareholder if such recommendation is in writing and received by the Funds by the deadline specified below under “Additional Information: Proposals for the 2017 Annual Meeting,” is accompanied by a biography of the recommended candidate and otherwise complies with the requirements for such proposals contained in each Fund’s Amended and Restated By-Laws.  Any such recommendations should be submitted in writing to the principal executive office of the Funds, located at 101 Munson Street, Greenfield, MA 01301-9683, to the attention of the Secretary of the Fund.
It is expected that all candidates for the Boards will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly. The Nominating Committees take into consideration such other factors as they deem appropriate. Except as provided above, in nominating candidates, each Nominating Committee does not believe that certain qualifications are controlling or paramount or that specific qualifications or skills are necessary for a candidate to possess. Pursuant to policies and procedures contained in the Nominating Committee Charter, when assessing the qualifications of a potential nominee or Independent Director, the Nominating Committees consider such factors as it may deem relevant, including whether the candidate’s background, skills and experience will complement the background, skills and experience of other nominees and contribute to the diversity of the Boards. These policies and procedures for identifying and evaluating candidates are implemented through discussion among the Nominating Committee members. Each Nominating Committee may determine that a candidate who does not have all the qualifications referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate’s qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director. Each Fund has adopted a policy requiring that any person whose 75th birthday would occur during such person’s term of service as a Director may not stand for election for such term; provided, however, that the Directors in office as of September 1, 2011 shall not be required to retire pursuant to the foregoing policy and shall be eligible to be nominated for election as a Director for one or more additional terms so long as the Director’s 85th birthday is not to occur during any such additional term. In assessing the effectiveness of the Nominating Committee Charter, each Nominating Committee shall recommend to its Fund’s Board any revisions or modifications to the Nominating Committee Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.
Meetings of the Boards of Directors and Standing Committees
Each Fund’s Board held 6 meetings during the year ended December 31, 2015. Each Fund’s Nominating Committee held 1 meeting during the year ended December 31, 2015, and met on March 3, 2016, at which time each Nominating Committee recommended that each Board nominate the individuals set forth in this proxy statement to stand for election to the Board. Each Fund’s Audit Committee held 5 meetings during the year ended December 31, 2015. All of the Directors attended at least 75% of the total number of Board meetings, and his respective committee meetings, held during the year ended December 31, 2015.
The Boards' Role in Risk Oversight
Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of each Board’s general oversight responsibilities and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions, business model and compliance structure.  As a result, the Boards recognize that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate the occurrence or effects of all of such risks. As part of its regular oversight of the Funds, the Boards, directly or through a committee, interact with and review reports from, among others, the Adviser (and its officers and employees), each Fund’s Chief Compliance Officer, and the Funds' independent registered public accounting firm, as appropriate, regarding the risks faced by the Fund and applicable risk functions. The Boards may, at any time and in its discretion, change the manner in which it conducts risk oversight.
The Boards' Leadership Structure
George R. Aylward, an "interested person" of each Fund, serves as each Fund’s Chairman of the Board, Chief Executive Officer and President. Each Board believes that Mr. Aylward’s combined role as Chairman, Chief Executive Officer and President promotes unified leadership and direction for each Fund’s Board and executive management and allows for a single, clear focus for the chain of command to execute each Fund’s initiatives and plans.
The Independent Directors have designated a Lead Independent Director of each Fund, R. Keith Walton. The Lead Independent Director's role is defined as follows:
•
  Chair meetings or executive sessions of the Independent Directors;
•
  Review and comment on each Board’s meeting agendas;
•
  Represent the views of the Independent Directors to management; and
•
  Facilitate communication among the Independent Directors and their counsel.
As noted, each Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of each Fund, and from time to time may establish informal working groups to review and address the policies and practices of each Fund with respect to certain specified matters.

The Board of each Fund has determined that its leadership structure is appropriate, in light of the specific characteristics and circumstances of each Fund, including, but not limited to: (i) all of the directors, except the Chairman, are independent; (ii) the business operations of the Fund are overseen by experienced Independent Directors, with a Lead Independent Director and separate committee chairmen; (iii) Mr. Aylward serves in the combined role as Chairman, Chief Executive Officer and President, promoting unified leadership and direction for each Fund’s Board and executive management; (iv) the Lead Independent Director helps ensure timely communication between management and the Independent Directors and among the Independent Directors; (v) the effective balance between management and Independent Director participation in the Board process; and (vi) the allocation of areas of responsibility among committees of each Board’s members and the full Board.
Shareholder Communications
Any shareholder wishing to communicate with the Boards or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Funds, located at 101 Munson Street, Greenfield, MA 01301-9683, specifying the intended addressee. Shareholder communications addressed to the Boards will be forwarded promptly after receipt to George R. Aylward, President of the Funds. Mr. Aylward will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Shareholder communications that Mr. Aylward determines to involve routine matters will be forwarded to Virtus Fund Services, LLC (the "Administrator or "Virtus Fund Services") and/or officers of the Funds for review and response, and Mr. Aylward will report to the full Board, as appropriate, on the nature and substance of such communications. Shareholder communications that Mr. Aylward determines involve non-routine matters will be forwarded to each member of the Board for review. Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.
It is the Funds’ policy that all Directors attend the Joint Annual Meeting, if reasonably possible. All of the Directors attended the Joint Annual Meeting of ZF and ZTR in 2015.
Non-Director Officers of the Funds

Name, Address and Birth Year	Position(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 years
Carlton Neel, YOB: 1967	Executive Vice President	Since 2003
Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Senior Managing Director of Euclid Advisors LLC (since 2011); Virtus Investment Advisers, Inc., Senior Managing Director (2008-2011)

David Dickerson, YOB: 1967	Senior Vice President	Since 2003
Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director, Virtus Investment Advisers, Inc. (since 2008-2011); Managing Director of Euclid Advisors LLC (since 2011)

Nancy J. Engberg, YOB: 1956	Chief Compliance Officer	Since 2012
Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund

William Renahan, Esq., YOB: 1969	Vice President, Chief Legal Officer and Secretary	Since 2012
Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. (since 2012); Vice President, Chief Legal Officer, Counsel and Secretary, Duff & Phelps Select Energy MLP Fund, Inc. (since 2014), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund, (since 2012), and Vice President and Assistant Secretary, Duff & Phelps Global Utility Income Fund Inc., (since 2012); Managing Director, Legg Mason, Inc. and predecessor firms (1999- June, 2012)

W. Patrick Bradley, YOB: 1972	Vice President, Treasurer and Chief Financial Officer	Since 2010
Senior Vice President, Fund Services (since 2010); Senior Vice President, Fund Administration (since 2009), Vice President, Fund Administration (2007-2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries

*
  Each Board considers reappointments annually.
ADMINISTRATOR
Virtus Fund Services, serves as the administrator of ZF and ZTR. The Administrator’s principal business office is located at 100 Pearl Street, Hartford, CT 06103. All of the Administrator’s outstanding equity interests are owned by Virtus. Virtus Fund Services became the administrator of ZF and ZTR on January 1, 2013, as assignee of VP

Distributors, LLC (“VP Distributors”), which is a wholly-owned subsidiary of Virtus. Virtus Fund Services was established to carry on the fund administration business previously conducted by VP Distributors, which now conducts exclusively a broker-dealer and fund distribution business. In addition, Virtus Fund Services utilizes the same personnel and systems previously used by VP Distributors to perform administrative services for ZF and ZTR, and the administration fee remains the same.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a)of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 30(h)of the 1940 Act require, among other persons, the officers and Directors of the Funds and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Funds with the SEC and the NYSE. The SEC’s regulations also require such reporting persons to furnish each Fund with copies of all Section 16(a)forms they file. Based on its review of these reports and on representations from the reporting persons that no other reports were required, each Fund believes that during the year ended December 31, 2015, such reporting persons were in compliance with all Section 16(a) and Section 30(h) reporting requirements applicable to them.
Audit Committee Report
In connection with the audit of each Fund’s financial statements for the fiscal year ended December 31, 2015, the Audit Committees: (1) reviewed and discussed each Fund’s audited financial statements for the fiscal year ended December 31, 2015 with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16, (3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm communications with the Audit Committees concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committees recommended to the Boards that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the year ended December 31, 2015.
James B. Rogers, Jr.
Christopher Ruddy
R. Keith Walton
William H. Wright II
Brian T. Zino
    SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the appointment, retention, evaluation and termination of the independent registered public accounting firm for the Fund. At a joint meeting held on March 3, 2016, each Fund’s Audit Committee recommended and each Fund’s Board, including a majority of the Independent Directors, approved the selection of PricewaterhouseCoopers LLP (“PwC”) as each Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2016. PwC also served as the Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2015. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement, if he or she so desires, and to respond to questions from shareholders.
The Zweig Fund, Inc.
Fees
The aggregate fees paid to PwC by ZF for fiscal years 2014 and 2015 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees
2014	$36,400	$1,742	$8,150	$0
2015	$28,800	$1,715	$7,900	$0

*
  “Audit-Related Fees” are those related to performance of the audit and review of ZF's financial statements not disclosed under “Audit Fees.”
**
  “Tax Fees” are those primarily associated with the review of ZF's tax provision, qualification as a regulated investment company, year-end distributions to avoid excise tax, periodic discussions with management on tax issues affecting ZF, and reviewing and signing ZF's federal income and excise tax returns.
The Zweig Total Return Fund, Inc.
Fees
The aggregate fees paid to PwC by ZTR for fiscal years 2014 and 2015 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees
2014	$36,400	$1,742	$8,150	$0
2015	$28,800	$1,715	$7,900	$0

*
  “Audit-Related Fees” are those related to performance of the audit and review of ZTR's financial statements not disclosed under “Audit Fees.”
**
  “Tax Fees” are those primarily associated with the review of ZTR's tax provision, qualification as a regulated investment company, year-end distributions to avoid excise tax, periodic discussions with management on tax issues affecting ZTR, and reviewing and signing ZTR's federal income and excise tax returns.
Aggregate Non-Audit Fees Billed to Funds and Their Affiliates
The aggregate non-audit fees billed by PwC for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2014 and December 31, 2015 were $430,462 and $550,983, respectively.
Each Audit Committee considered whether the non-audit services rendered to the Adviser or an affiliate of the Adviser that provides ongoing services to either Fund were compatible with maintaining the independence of PwC. The Audit Committees pre-approve: (i) all audit and non-audit services to be rendered to the respective Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the respective Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the respective Fund (collectively, “Covered Services”). Each Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. All Covered Services were pre-approved in accordance with the above procedures. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.
Principal Shareholders
To the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of that Fund’s common stock, other than as listed in the below table. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
The Zweig Fund, Inc.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,277,573	16.32%

Common Stock	Karpus Management, Inc. d/b/a/ Karpus Investment Management 183 Sully's Trail PIttsford, New York 14534	3,201,669	15.95%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Advisors Asset Management Inc	1,004,326	5.00%

	18925 Base Camp Road Monument, CO 80132

The Zweig Total Return Fund, Inc.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Karpus Management, Inc. d/b/a/ Karpus Investment Management 183 Sully's Trail Pittsford, New York 14534	3,089,661	9.72%
Common Stock	Relative Value Partners Group, LLC 1033 Skokie Blvd Suite 470 Northbrook, IL 60062	2,222,684	6.99%

ADDITIONAL INFORMATION
Other Matters
The Boards of the Funds know of no matters to be presented at the meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.
Expenses
The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear one half of such expenses, except for mailing expenses, which are paid by each Fund based on its actual expenses of mailing to its shareholders, and its own respective legal expenses. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates.
Quorum and Vote Required
The following principles of Maryland law and the 1940 Act apply to the voting of shares of common stock at the Meeting.
The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum.
The vote required for Proposal 1, the election of Directors for each Fund, requires a plurality of the votes cast at the Meeting by the shareholders of such Fund. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.
Abstentions and “broker non-votes” (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) are considered shares present or represented by a proxy at the meeting but do not constitute votes cast. Because Proposal 1 requires a plurality of only the votes actually cast, abstentions and broker non-votes have no effect on the voting outcome of the proposal. It is anticipated that votes will be tabulated by Computershare Trust Company, N.A., the Funds’ transfer agent.

Adjournments and Postponements
The Amended and Restated Bylaws of the Funds authorize the Chairman of the Meeting, in his or her discretion, to adjourn or postpone the Meeting to a later date (whether or not a quorum is present) without notice other than announcement at the Meeting for such purposes as the Chairman shall deem appropriate, including further solicitation of proxies. In the absence of a quorum, the Chairman may adjourn the Meeting to a later date. Adjournments or postponements may occur in order to defer action on any Proposal. The Meeting may be adjourned up to 120 days after the record date without further notice other than announcement at the Meeting. If the Meeting is adjourned to a date more than 120 days after the original record date upon at least 10 days’ notice, a new record date must be established for voting at such adjourned Meeting, and any unrevoked proxies submitted by any shareholder of record as of the original record date, with respect to shares that such shareholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequent adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date. At any adjourned Meeting at which a quorum is present, any action may be taken that could have been taken at the Meeting originally called.
No Dissenters’ Rights
Shareholders have no rights under Maryland law or each Fund’s Articles of Incorporation or the Amended and Restated Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.
Proposals for the 2017 Annual Meeting
Each Fund’s Amended and Restated Bylaws contains an advance notice provision, which requires that the respective Fund be given advance notice of shareholder nominations for election to the Board and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund’s proxy statement in accordance with Rule 14a-8 under the Exchange Act. Any notice of shareholder nominations for election to a Fund’s Board or notice of other matters not submitted pursuant to Rule 14a-8 which shareholders wish to present at the Funds’ 2017 Annual Meeting of Shareholders must be received at such Fund’s principal executive office not earlier than November 30, 2016 nor later than 5:00 p.m., Eastern Time, on December 30, 2016; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund’s Amended and Restated Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. A copy of each Fund's Bylaws is available on the website of the SEC at http://www.sec.gov.

Hartford, Connecticut	By Order of the Boards of Directors of
April 28, 2016	The Zweig Fund, Inc. The Zweig Total Return Fund, Inc.

GEORGE R. AYLWARD,
Chairman of the Board and President

The Zweig Fund, Inc.

C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Daylight Time, on June 10, 2016.

Vote by Internet

- Log on to the Internet and go to **www.envisionreports.com/zweig**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposal — The Board of Directors recommends a vote FOR all the nominees listed below.

1. Election of two Directors to serve until the Annual Meeting of Shareholders in 2019, or until their successors are elected and duly qualify:

	For	Withhold
01 - George R. Aylward	☐	☐
02 - William H. Wright II	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name or names appears on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 7 8 6 8 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02CE8B